Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-I

KEY PERFORMANCE FACTORS
December 31, 1999



Expected B Maturity 10/16/01


Blended Coupon 6.7855%


Excess Protection Level
3 Month Average   5.39%
December, 1999   4.46%
November, 1999   5.69%
October, 1999   6.04%


Cash Yield19.14%


Investor Charge Offs 5.04%


Base Rate 9.64%


Over 30 Day Delinquency 4.63%


Seller's Interest11.35%


Total Payment Rate14.35%


Total Principal Balance$49,947,826,881.37


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,671,007,362.88